Renaissance Learning™

Mission Statement

"Our primary purpose is to accelerate learning for all children and adults of all ability levels and ethnic and social backgrounds, worldwide."

Renaissance Learning

Transaction Description

Renaissance Learning is being sold to Permira Funds for $14.85 per share in cash

We will become a private company when the transaction closes

We will be entirely owned by Permira Funds

Project Philboyd Studge

Permira Understands Renaissance Learning

- They noted the importance and the pervasiveness of our culture which came through “loud and clear” in the various presentations we made
- They were particularly impressed by the quality of the personnel they met
- They were also impressed by the quality of the financial information and controls that we maintain

They understand and agree with our mission

Renaissance Learning

PERMIRA- A PRIVATE EQUITY FIRM WITH A GLOBAL REACH



Luxembourg
London
Stockholm
Tokyo
Guernsey
New York
Frankfurt
Madrid
Menlo Park
Milan
Paris
Hong Kong

- A leading global private equity firm
- 200 investments since 1985
- Returned close to $20bn to investors over past 10 years
- Current fund (Fund IV) = $14bn of committed capital
- Focused on control buy-outs and driving sustainable growth
- One integrated group of around 125 professionals

Funds Commitments ($bn)	
Permira Country Funds (1985–95)	1.5
Permira Europe I (1997)	1.4
Permira Europe II (2000)	5.1
Permira Europe III (2003)	7.4
Permira IV (2006) – current fund	14.0
Total	**$29.4bn**

Note: Includes commitments of Permira co-investment vehicles.
Converted at current USD / € exchange rate of 0.69

Renaissance Learning™

PERMIRA SELECT INVESTMENTS

	Total Investment ($bn)	Selected Investments
Consumer	9.0	eDreams, Birds Eye, iglo, BOSS Hugo Boss, Homebase, maxeda
TMT	7.5	Intelsat, ABS, AU-System, NDS, TDC, debitel, inmarsat
Industrials	4.8	Jet Aviation, Arysta LifeScience, provimi, cognis, BakerCorp, Aearo Technologies
Financial Services	2.0	Acromas Holdings Ltd, Legico Sàrl., justretirement
Healthcare	0.6	sirona The Dental Company, Leica, Creganna Tactx Medical

Renaissance Learning

Why is company being sold?

As with most big decisions, the Board of Directors considered multiple factors and determined that the sale was in the best interest of shareholders.

Renaissance Learning™

What happens next?

– Permira visit this week
– Next steps/milestones/event
– Expected close Q4'11
– What happens in the interim

What does this mean to……..?

Company

- Mission
- Private Company
- Company or Product Names
- Headquarters
- Debt

What does this mean to……..?

Our employees (i.e., ME)

- No major layoffs planned
- No office closings anticipated
- Compensation and benefits maintained
- Communications
- Growth = Opportunity

What does this mean to……..?

Our customers (schools & districts)

The kids (students)

Our partners, suppliers, and vendors

Bottom line…..

This is an exciting development

Growth creates opportunities for everyone

Important to stay focused on your job

Renaissance Learning™

Mission Statement

"Our primary purpose is to accelerate learning for all children and adults of all ability levels and ethnic and social backgrounds, worldwide."

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this presentation, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Renaissance Learning may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the closing conditions. These factors, and other factors that may affect the business or financial results of Renaissance Learning, are described in the risk factors included in the Company's filings with the Securities and Exchange Commission, including the Company's 2010 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information for Shareholders

In connection with the proposed merger transaction, Renaissance Learning will file with the SEC and furnish to Renaissance Learning's shareholders a proxy statement. Shareholders are urged to read the proxy statement when it is becomes available because it will contain important information about the proposed transaction. Shareholders may obtain a free copy of the proxy statement, when available, and other relevant documents filed with the SEC from the SEC's website (http://www.sec.gov). Shareholders may also obtain these documents, free of charge, from Renaissance Learning by accessing Renaissance Learning's website (http://www.rlrninvest.com) or by directing a request to Renaissance Learning, Inc., 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54495-8036, Attention: Corporate Secretary.

Renaissance Learning and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Renaissance Learning in favor of the proposed merger. Information about the directors and executive officers of Renaissance Learning is set forth in the proxy statement for Renaissance Learning's 2011 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 16, 2011. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement Renaissance Learning will file with the SEC.